Impairment of long-lived assets	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Impairment of long-lived assets	Impairment of long-lived assets
We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. In 1Q20, as a result of the deteriorating market due to COVID-19 and oil price declines, there was an impairment triggering event and we recognized an impairment of $922.9 million in respect of certain idle drilling units. In 4Q20, our view was that the challenging market conditions are likely to persist for a sustained period and that certain of our cold stacked units are unlikely to return to the working fleet, so have concluded there is a further impairment triggering event for our drilling unit fleet and we recognized an impairment of $3,287.5 million.
On assessment of asset recoverability through an estimated undiscounted future net cash flow we calculated the value to be lower than the carrying value for all of our rigs, of which we recognized full impairments of the West Sirius and West Leo and partial impairments for all other rigs. This resulted in impairment expenses of $4,210.4 million during 2020 which were classified within “impairment of long-lived assets” on our Consolidated Statement of Operations for the year ended December 31, 2020.